SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2007

Utility Investment Recovery, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-137755	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 West Liberty Street, Suite 880, Reno, NV	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 970-710-1799

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

Certain statements contained in this Current Report on Form 8-K constitute "forward-looking statements". These statements, identified by words such as “plan,” "anticipate," "believe," "estimate," "should," "expect" and similar expressions include our expectations and objectives regarding our future financial position, operating results and business strategy. These statements reflect the current views of management with respect to future events and are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from those described in the forward-looking statements. Such risks and uncertainties include those set forth under Section 5 and elsewhere in this Current Report on Form 8-K. We do not intend to update the forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information. We advise you to carefully review the reports and documents we file from time to time with the Securities and Exchange Commission (the “SEC”), particularly our Annual Report on Form 10-KSB, our Quarterly Reports on Form 10-QSB and our current reports on Form 8-K.

SECTION 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

On December 20, 2007, Ms. Virginia F. Perry, our former officer and director, sold 5,500,000 shares of her common stock in our company to Mr. David Baker, our former director, for total consideration of $5,000. Mr. Baker purchased the shares with his own funds.

As a result of the sale of the abovementioned common shares, Ms. Perry no longer owns any shares of our common stock and Mr. Baker now owns approximately 50.4% of the outstanding shares of our common stock, resulting in a change of control.

In accordance with Item 5.01(a)(8) of Form 8-K, as a shell company (as defined in Rule 12b-2 promulgated under the Exchange Act), we are providing the information that would be required if we were filing a registration statement on Form 10-SB under the Exchange Act.

FORM 10-SB INFORMATION

The following information required on Form 10-SB has been previously reported by us and may be found in the following filings:

Form 10-SB Item	Description	Company Filing

Part I - Item I	Description of Business	Form 10-KSB filed on November 28, 2007
Part I - Item 2	Management’s Plan of Operation	Form 10-KSB filed on November 28, 2007
Part I- Item 3	Description of Property	Form 10-KSB filed on November 28, 2007
Part I - Item 8	Description of Securities	Form SB-2/A filed on March 14, 2007
Part II - Item 1	Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters	Form 10-KSB filed on November 28, 2007
Part II - Item 2	Legal Proceedings	Form 10-KSB filed on November 28, 2007
Part II - Item 3	Changes in and Disagreements with Accountants	Form 10-KSB filed on November 28, 2007
Part II - Item 4	Recent Sales of Unregistered Securities	Form 10-KSB filed on November 28, 2007
Part II - Item 5	Indemnification of Directors and Officers	Form SB-2/A filed on March 14, 2007
Part F/S	Financial Statements	Form 10-KSB filed on November 28, 2007
Part III	Exhibits	Form 10-KSB filed on November 28, 2007

Part I - Item 4 (Security Ownership of Certain Beneficial Owners and Management)

The following table sets forth, as of December 20, 2007, certain information as to shares of our common stock owned by (i) each person known by us to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, and (iii) all of our executive officers and directors as a group:

Title of class	Position	Name and address of beneficial owner	Amount of beneficial ownership(1)	Percent of class(2)
Common Stock	President and CEO	Joseph L. DeFrancisci 50 West Liberty Street, Suite 880, Reno, NV 89501	0	0%
Total of all directors and executive officers			0	0%
5% Shareholders
Common Stock	Former Director	David Baker 3120 NW Metke Place Bend, OR 97701	5,500,000	50.4%

(1)
The persons named above have full voting and investment power with respect to the shares indicated. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

(2)	The percent of class is based on 10,900,000 shares of common stock issued and outstanding as of December 20, 2007.

Part I - Item 5 (Directors and Executive Officers, Promoters and Control Persons)

The following information sets forth the names of our current directors and executive officers, their ages and their present positions.
Name	Position Held with the Company	Age	Date First Elected or Appointed
Joseph L. DeFrancisci	President, CEO and Director	49	November 29, 2007

Set forth below is a brief description of the background and business experience of executive officers and directors.

Joseph L. DeFrancisci is our President and Chief Executive Officer. Mr. DeFrancisci served as Senior Vice President, Worldwide Operations for Grindmaster Corporation (2003-2007) with responsibilities for Global Operations and overall responsibility for Grindmaster’s Thailand subsidiary. Before that he served as Senior Partner with the Highwood Group LLP (2000-2003) a consulting firm focused on competitive strategy and operational effectiveness. Prior to that he served as President and Chief Operating Officer of Pasta Montana LLC (1996-2000) a start up food company heralded as one of the fastest growing and best managed food companies of its time. Before Pasta Montana, Mr. DeFrancisci served as Vice President of Operations of Howden Food Equipment, Howden Group North America (1991-1996) a Public engineering and heavy manufacturing firm based in Glasgow Scotland. Mr. DeFrancisci began his career at DEMACO (1981-1991), engineers and manufacturers of food manufacturing equipment and entire food plants serving as Director of Marketing, Director of Operations, and various positions. DEMACO was acquired by Howden Group PLC in 1991. Mr. DeFrancisci has served on the Advisory Board of Directors of First Interstate Bank of Montana, The Board of Directors of Timeless Foods Inc. and Pasta Montana LLC. He earned his BS in Industrial Technology Education from the State University of New York and is an alumni of the Kellogg Graduate School of Management’s Advanced Executive Program.

Term of Office

Our Directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws. Our officers are appointed by our board of directors and hold office until removed by the board.

Significant Employees

We do not currently have any significant employees aside from our officers and directors.

Family Relationships

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past five years, none of the following occurred with respect to our present or former director, executive officer, or employee: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Audit Committee

We do not have a separately-designated standing audit committee. The entire board of directors performs the functions of an audit committee, but no written charter governs the actions of the board of directors when performing the functions of that would generally be performed by an audit committee. The board of directors approves the selection of our independent accountants and meets and interacts with the independent accountants to discuss issues related to financial reporting. In addition, the board of directors reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants our annual operating results, considers the adequacy of our internal accounting procedures and considers other auditing and accounting matters including fees to be paid to the independent auditor and the performance of the independent auditor.

We do not have an audit committee financial expert because of the size of our company and our board of directors at this time. We believe that we do not require an audit committee financial expert at this time because we retain outside consultants who possess these attributes.

For the fiscal year ending August 31, 2007, the board of directors:

1.	Reviewed and discussed the audited financial statements with management, and

2.	Reviewed and discussed the written disclosures and the letter from our independent auditors on the matters relating to the auditor's independence.

Based upon the board of directors’ review and discussion of the matters above, the board of directors authorized inclusion of the audited financial statements for the year ended August 31, 2007 to be included in this Annual Report on Form 10-KSB and filed with the Securities and Exchange Commission.

Part I - Item 6 (Executive Compensation)

Summary Compensation Table

We did not pay any compensation to Ms. Virginia F. Perry, our former President, Director, Treasurer (Principal Accounting Officer) and Secretary, from our inception to fiscal year ended August 31, 2007.

Outstanding Equity Awards At Fiscal Year-End

As at August 31, 2007, we did not have any outstanding equity awards.

Employment Contracts

We have no employment contracts, termination of employment, or change-in-control arrangements with our former or existing executive officers and directors.

Director Compensation

We have not paid our directors any compensation for serving as directors from our inception to fiscal year ended August 31, 2007.

Part I - Item 7 (Certain Relationships and Related Transactions and Director Independence)

Except as follows, none of the following parties has, since our date of incorporation, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

▪	Any of our directors or officers;
▪	Any person proposed as a nominee for election as a director;
▪	Any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock;
▪	Any of our promoters;
▪	Any relative or spouse of any of the foregoing persons who has the same house address as such person.

On or about November 30, 2005, we entered into an Asset Purchase Agreement and acquired all the assets and liabilities from a New York non-profit corporation, also known as The Bridgefilm Company, Inc, for consideration of 500,000 shares of our common stock. Our former sole officer and director, Virginia F. Perry, was the sole shareholder of The Bridgefilm Company, Inc., and thus, received the entire 500,000 share distribution under the agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Utility Investment Recovery, Inc.

/s/ Joseph L. DeFrancisci
Joseph L. DeFrancisci
President and CEO

Date: December 20, 2007